UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2022

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on April 27, 2022, 180 Life Sciences Corp. (the “Company”, “we” and “us”)(directly or through an indirectly wholly-owned subsidiary) entered into (a) a First Amendment to Amended and Restated Employment Agreement with James N. Woody, M.D., Ph.D., the Chief Executive Officer and Director of the Company (the “First Woody Amendment”); (b) a First Amendment to Employment Agreement with Quan Anh Vu, the Chief Operating Officer and Chief Business Officer of the Company (the “First Vu Amendment”); (c) a First Amendment to Employment Agreement with Jonathan Rothbard, Ph.D., Chief Scientific Officer of the Company (“First Rothbard Amendment”); (d) a First Amendment to Employment Agreement with Sir Marc Feldmann, Ph.D., the Executive Co-Chairman of the Company Executive Co-Chairman, and the Chairman, CEO and Executive Director of CannBioRex Pharma Limited (“CannBioRex”), an indirect wholly-owned subsidiary of the Company (the “First Feldmann Amendment”); (e) a First Amendment to Consulting Agreement with Lawrence Steinman, M.D., the Executive Co-Chairman of the Company (the “First Steinman Amendment”); and (f) a Second Amendment to Consulting Agreement with Prof. Jagdeep Nanchahal, a consultant to the Company, a significant stockholder of the Company and the Chairman of our Clinical Advisory Board (the “Second Nanchahal Amendment”), which each amended the compensation agreements currently in place with such individuals.

Pursuant to the First Woody Amendment, First Vu Amendment and First Rothbard Amendment, each of Dr. Woody, Mr. Vu and Dr. Rothbard, agreed that effective January 1, 2022, their base salaries of $450,000, $390,000 and $375,000, respectively (their “Base Salaries”) (as provided for in their employment agreements) were amended to increase such amounts by 3% (the “Increase in Salary”) and effective March 1, 2022, their base salaries were reduced by 20% each ($92,700, $80,340 and $96,563, respectively) and that such reduced amounts (the “Accrued Amounts”) shall be accrued until such time as the Board of Directors determines that the Company has sufficient cash on hand to pay such Accrued Amounts, which the Company expects will not be until it has raised a minimum of $15,000,000 (the “Funding Determination Date”); and that $370,800, $321,360, and $289,688 of such base salaries, shall be payable per the payroll practices of the Company in cash by the Company to each of Dr. Woody, Mr. Vu and Dr. Rothbard, respectively, starting effective March 1, 2022 until the Funding Determination Date, and that on the Funding Determination Date, their salaries shall increase to the new base salary taking into account the Increase in Salary (with no accrual) ($463,500, $401,700 and $386,250, respectively) and the Accrued Amounts shall be paid by the Company, provided that in addition, at the discretion of the Board of the Directors, the base salaries on the Funding Determination Date of each executive may be further increased by 2%. Additionally, Mr. Rothbard agreed that any future increases to salary will be determined on an annual basis by the Company’s Board of Directors at the recommendation of the Compensation Committee, and the annual 10% increases provided in his agreement shall be overridden by such future determinations by the Board of Directors.

Pursuant to the First Feldmann Amendment and First Steinman Amendment, Prof. Sir Feldmann and Prof. Steinman agreed that effective March 1, 2022, their salary would be reduced by $225,000 (100%) and $56,250 (25%), respectively, and that such reduced amounts shall be accrued and paid on the Final Determination Date.

Pursuant to the Second Nanchahal Amendment, Prof. Nanchahal agreed that upon acceptance of the data for the phase 2b clinical trial for Dupuytren’s disease for publication (which occurred March 1, 2022, subject to editing and final approvals), his monthly fee was increased to £23,000, provided that £4,000 of such increase shall be accrued and £19,000 per month of such fees shall be payable per the payroll practices of the Company in cash by the Company starting effective March 1, 2022, and until the earlier of (a) November 1, 2022 or (b) the Funding Determination Date, at which time all accrued amounts shall be due.

The employment and consulting agreements with the individuals above are described in greater detail in the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 28, 2022.

The foregoing descriptions of the First Woody Amendment, First Vu Amendment, First Rothbard Amendment, First Feldmann Amendment, First Steinman Amendment, and Second Nanchahal Amendment, do not purport to be complete and are qualified in their entirety by reference to the First Woody Amendment, First Vu Amendment, First Rothbard Amendment, First Feldmann Amendment, First Steinman Amendment, and Second Nanchahal Amendment, copies of which are attached as Exhibits 10.1 through Exhibit 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	First Amendment to Amended and Restated Employment Agreement dated April 27, 2022, between 180 Life Sciences Corp. and James N. Woody, M.D., Ph.D.
10.2*	First Amendment to Employment Agreement dated April 27, 2022, between 180 Life Sciences Corp. and Quan Anh Vu
10.3*	First Amendment to Employment Agreement dated April 27, 2022, between 180 Life Sciences Corp. and Jonathan Rothbard, Ph.D.
10.4*	First Amendment to Employment Agreement dated April 27, 2022, between Cannbiorex Pharma Ltd. and Sir Marc Feldmann, Ph.D.
10.5*	First Amendment to Consulting Agreement dated April 27, 2022, between 180 Life Sciences Corp. and Lawrence Steinman, M.D.
10.6*	Second Amendment to Consulting Agreement dated April 27, 2022, between Cannbiorex Pharma Ltd. and Prof. Jagdeep Nanchahal

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2022	180 LIFE SCIENCES CORP.

	By:	/s/ James N. Woody, M.D., Ph.D.
	Name:	James N. Woody, M.D., Ph.D.
	Title:	Chief Executive Officer

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